Exhibit 10.11

THIS CONSENT AND FIRST AMENDMENT (this “Amendment”) is made and entered into effective as of November 26, 2021 (the “Effective Date”), by and among the undersigned members of TotalStone, LLC (the “Company”).

RECITALS

WHEREAS, the Company was organized as a limited liability company under the provisions of the Delaware Limited Liability Company Act as of October 4, 2006;

WHEREAS, the affairs of the Company are currently governed by its Fourth Amended and Restated Operating Agreement executed as of March 27, 2020 and effective as of April 1, 2020 (the “Current Operating Agreement”; all capitalized terms used but not defined in this Amendment shall have the meaning assigned to such term in the Current Operating Agreement);

WHEREAS, the Managers approved a distribution to the Members (the “2021 Distributions”) and a payment on the outstanding debt under the Stream Credit Agreement (the “Debt Payment”, and together with the 2021 Distributions, the “Payments”) in the amounts set forth on Exhibit A attached hereto; and

WHEREAS, the undersigned desire to consent to the 2021 Distributions and to amend certain provisions of the Current Operating Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of the parties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Consent. Notwithstanding anything to the contrary in the Current Operating Agreement and the Allocation and Distribution Agreement, the Members hereby consent to the 2021 Distributions, including the allocation of the Payments as set forth on Exhibit A attached hereto. This is a limited consent, which shall be effective only with respect to the specific facts set forth herein. Without limiting the generality of the foregoing, the limited consent set forth above shall not be deemed to constitute a consent to, or waiver of, any other term, provision or condition of the Current Operating Agreement or the Allocation and Distribution Agreement with respect to any distributions other than the 2021 Distributions or to establish a custom or course of dealing between or among the Members with respect to any distributions made after the date hereof.

2. Amendment. Section 5.4 of Current Operating Agreement is hereby amended by deleting the second sentence thereof in its entirety.

3. Miscellaneous. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by the requisite Members and delivered to the Company. The exchange of copies of this Amendment and of signature pages by facsimile transmission or .pdf shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or .pdf shall be deemed to be their original signatures for all purposes. Each Member will execute all documents and take such other actions as the Managers may reasonably request in order to consummate the transactions provided for herein. In all other respects, the provisions of the Allocation and Distribution Agreement and the Current Operating Agreement, as amended by Section 2 of this Amendment, are hereby ratified, approved and confirmed.

(signature page follows)

IN WITNESS WHEREOF, the parties have executed or caused to be executed this Consent and First Amendment as of the date first above written.

MEMBERS:

BROOKSTONE PARTNERS
ACQUISITION XIV, LLC

By: BP XIV Pebble, LLC, Managing Member
of Brookstone Partners Acquisition XIV, LLC

By:	/s/ Michael Toporek
Name:	Michael Toporek
Title:	President

GORDON ROCKS, INC.

By:	/s/ Gordon L. Strout, Jr.
Name:	Gordon L. Strout, Jr.
Title:	President

WARREN ROCKS, INC.

By:	/s/ Warren Weatherstone
Name:	Warren Weatherstone
Title:	President

CAPSTONE THERAPEUTICS CORP.

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Vice President

STREAM FINANCE, LLC

By: Brookstone Partners IAC, Inc., Manager

By:	/s/ Matthew Lipman
Name:	Matthew Lipman
Title:	Secretary

IN WITNESS WHEREOF, the parties have executed or caused to be executed this Consent and First Amendment as of the date first above written.

MEMBERS:

/s/ Kevin A. Grotke
Kevin A. Grotke

/s/ Omar Rabbani
Omar Rabbani

/s/ Robert McKay
Robert McKay

/s/ James R. Palatine
James R. Palatine

EXHIBIT A

PAYMENTS

Brookstone Partners Acquisition XIV LLC	$2,413,061.56
Gordon Rocks, Inc.	$784,522.86
Warren Rocks, Inc.	$134,022.65
James R. Palatine	$27,973.19
Omar Rabbani	$18,648.79
Robert McKay	$18,648.79
Kevin A Grotke	$370,178.56
Stream Finance, LLC	$802,617.63
TOTAL	$4,569,674.03

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